Income Taxes - Schedule of Income Tax Provision (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020		Dec. 31, 2019
Income Tax Disclosure [Abstract]
Foreign	$ 0	$ 0		$ 0
Domestic	(245,390)	(241,340)		(29,704)
Loss before income taxes	(245,390)	(241,340)	[1]	(29,704)	[1]
Current
Current	0	0		0
State and Local	0	0		0
Foreign	0	0		0
Total Current	0	0		0
Deferred
Deferred	0	0		0
State and Local	0	0		0
Foreign	0	0		0
Total Deferred	0	0		0
Total Tax Expense	$ 0	$ 0	[1]	$ 0	[1]

[1]	Certain expenses were previously misclassified as cost of services. These expenses are now reported as selling and marketing. This adjustment has no impact on total revenue, loss from operations, net loss and comprehensive loss or net loss per share. Refer to Note 2, “Summary of Significant Accounting Policies” to our consolidated financial statements for further information.